                                                              Exhibit 99.1.A(10)
--------------------------------------------------------------------------------

APPLICATION TO                         Policy Number ___________________

                        NEW ENGLAND LIFE INSURANCE COMPANY

  Questions below pertain to the Proposed Insured unless otherwise indicated.

  Part I

--------------------------------------------------------------------------------
  Personal Data

  1. Print Name as it is to appear on the policy. ______________________________
                                                  First     MI          Last

  2. Social Security Number ______________________________

  3. Birthplace ______________________
                    (state/county)

  4. Marital Status  [ ] Single    [ ] Married

                     [ ] Widowed   [ ] Divorced

                     [ ] Separated

  5. Birth Date _____________________
                month    day    year

  6. Age Nearest Birthday ___________________

  7. Sex     [ ] Female

             [ ] Male

--------------------------------------------------------------------------------
  Address

  8.a. Residence _______________________________________________________
                  Street                     City      State      Zip

    b. Business ________________________________________________________
                  Company/Street             City      State      Zip

    c. Premium [ ] Proposed Insured [ ] Other (Give name and address.) Notice [ ] a. Residence
       Address [ ] b. Business         _______________________________
                                       Street          City/State/Zip

--------------------------------------------------------------------------------
  Beneficiary and Owner

  9. Beneficiary Primary _____________________________________________
                              Names and Relation to Proposed Insured


                 Secondary ___________________________________________
                              Names and Relation to Proposed Insured

  10. OWNER   [ ] Proposed Insured [ ] Other

  If other, specify below. (Use a numbered sequence to designate successive owners.)

  ___________________________________________________________
  Names and Relation to Proposed Insured


  First Owner's Social Security or Taxpayer ID Number _____________________


--------------------------------------------------------------------------------

  APP-557-90

Part I
Application
Continued

--------------------------------------------------------------------------------
Plan/Amount 11. Plan   [______________]   12. Face Amount   [$___________]

            --------------------------------------------------------------------

            13. [_] Universal Life Product*
                a. Planned Annual Premium            c. Death Benefit Option
                Year 1 [$_____________]                 [_] Option 1 (Face Amount)
                Renewal [$_____________]                [_] Option 2 (Face Amount
                                                            plus Cash Value)
                b. [_] Waiver of Monthly Deductions
-----------------------------------------------------------------------------------

           14. [_] Variable Life Product*
               (Complete Variable Life Section (questions 35 through 39) for scheduled premium, allocations, etc.)
           --------------------------------------------------------------------
           * COST OF INSURANCE RATES MAY CHANGE. The cost of insurance rates for the policy may change. The rates currently being charged are not guaranteed; and the Company may charge the full maximum guaranteed rates.
-------------------------------------------------------------------------------


Benefits/   15. Waiver of Premiums Benefits
Riders          a. [_] Waiver of Premium --   c. [_] Applicant's Waiver** --
(**Complete            Proposed Insured              Juvenile Insured
additional                                           [_] Death or Disability
form.)          b. [_] Applicant's                   [_] Death Only
                       Waiver**--
                       Adult Insured
            -------------------------------------------------------------------

             16. a. [_] Acc.      [$_________]   f. [_] Paid-Up Additions
                        Death
                                                    [_] Lump Sum [$_______]
                 b. [_] Level     [$_________]          At Issue
                        Term
                                                    [_] Annual
                 c. [_] Purchase   [$________]
                        Option                          At Issue    [$_____]
                                                        Thereafter  [$_____]
                 d. [_] Children's Insurance
                        Rider**  [$_________]    g. [_] 1 Year Term (dividends)

                 e. [_] Additional Protection
                        (FTR) First Year Total   h. [_] Spouse [$_________]
                        Coverage (FTR Amount            Rider**
                        plus Amount shown in
                        12.)
                                  [$_________]   I. [_] Other [$__________]
                    [_] Level

                    [_] Increasing

                        Increase
                        Percentage     [_____%]

                        Number of Years [_____]

                    [_] Offset Amount (for list
                        billed policies only)
                                [$___________]

-------------------------------------------------------------------------------

APP-557-90

Part I
Application
Continued

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Health      17. Any treatment for or consultation with a      [ ] YES  [ ] NO
                physician concerning a heart attack, a
                stroke or cancer (other than skin cancer) within past 2 years? (If YES, explain in REMARKS.)

            18. Any change in health or any treatment by or   [ ] YES  [ ] NO
                consultation with a physician since the date of Part II of this Application? (If YES, explain in REMARKS.)


--------------------------------------------------------------------------------
Premium     19. [ ] Annual      [ ] Semi Annual   [ ] Quarterly
Payment
(*Complete      [ ] MSA No.   [         ]         [ ] List Bill No. [      ]
additional
form.)              [ ] New Account*              [ ] Level Billing Option*
                                                      (For graded premium life
                    [ ] Add to Existing Account       plans only.)

                                                      Amount        [$     ]

            20. Prepayment*  [$         ]         [ ] None
                (If question 17. or 18. is answered YES, no prepayment is permitted.)

            21. [ ] Automatic Payment of Premium in Default (if available)
                    From Dividend Accumulations   [ ] YES     [ ] NO
                    By Policy Loan                [ ] YES     [ ] NO


--------------------------------------------------------------------------------
Dividend   22. a.[ ] Cash  b.[ ] Premium Reduction  c.[ ] Paid-Up Additions
Option         d.[ ] Accumulations e.[ ] Add to Cash Value (Universal Life
               Only)

           23. If available under policy applied for, state
               year in which: dividend option is to be changed
               to Premium Reduction; and any remainder of the
               premium is to be paid with surrendered Paid-Up
               Additions or Accumulations.                        [          ]


--------------------------------------------------------------------------------
Policy     24. If available, special Policy Date requested is:
Date
            [ ] a. [           ]  or    [ ] b. latest date that retains
                     mo day yr                 Proposed Insured's age last
                                               birthday.

           Note: Date more than 30 days prior to date of application not allowed if Paid-Up Additions Riders, Variable Life or Universal Life applied for.


--------------------------------------------------------------------------------
Existing  25. Life insurance in Force (If none, so state. Type-P=Personal,
Insurance     B=Business, G=Group)

          Company     Type       Yr of Issue     Life Amount     ADB Amount
          ----------------------------------------------------------------------
                                                 $               $
          ----------------------------------------------------------------------
                                                 $               $
          ----------------------------------------------------------------------
                                                 $               $
          ----------------------------------------------------------------------
                                                 $               $
          ----------------------------------------------------------------------

          26. If Juvenile Insured, state relation to and amount of life insurance in force or applied for on person responsible for support of Proposed Insured.

              Relation to Proposed Insured            Amount of Insurance
              -----------------------------           -------------------

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

Part I
Application
Continued

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
Existing    27.  Any life Insurance or annuity in this or any other      [ ]YES  [ ]NO
Insurance        company which has been or will be replaced as a result
(Cont'd)         of this Application for insurance? (If YES, complete the
                 following and submit replacement forms if required.)


                 Company           1035        Policy      Policy        Amount
                                   Exch.       Date        Number
                 ----------------------------------------------------------------
                                                                           $
                 ----------------------------------------------------------------
                                                                           $
                 ----------------------------------------------------------------
                                                                           $
                 ----------------------------------------------------------------

            28.  Has life or disability insurance on your life ever been [ ]YES  [ ]NO declined, postponed or modified as to plan, amount or
                 rate? (If YES, give details in REMARKS.)


--------------------------------------------------------------------------------

Smoking     29.  Has Proposed Insured:
/Driving

                 a. Used any tobacco in the past year?                     [ ] YES  [ ] NO
                    If YES, complete the
                    following:
                    How many cigarettes per day?
                                                  --------------------
                    If other than cigarettes,
                    please explain.

                 --------------------------------------------------------------

                 b. Been convicted in the past 2 years of: driving         [ ] YES  [ ] NO
                    under the influence of alcohol or drugs; or 2 or
                     more moving violations?
                 (If YES, complete supplemental form.)

            30.  a. Drivers License No.                     b. State
                                       ------------------           -----------------


--------------------------------------------------------------------------------

Avocation/  31.  Have you in the past 2 years participated in, or do
Aviation/        you intend to participate in: any flights as a
Foreign          trainee, pilot or crew member; underwater sports
Travel           (SCUBA diving, skin diving, snorkeling, hardhat);
                 sky sports (sky diving, hang gliding, parachuting,
                 ballooning); or motor racing (auto, motorcycle,
                 motorboat)?                                             [ ] YES  [ ] NO
                 (If YES, complete supplemental form.)

            32.  Do you intend to travel or reside outside of the
                 United States?                                          [ ] YES  [ ] NO
                 (If YES, give details in REMARKS.)


--------------------------------------------------------------------------------

Occupation       (If Juvenile Insured, complete with Payor data.)
And         33.  a. Occupation
Financial
                                      ----------------------------------------------
                                               (Give Job Title and Duties)

                 b. Employed by
                                      ----------------------------------------------

            34.  a. Annual Income                      b. Net Worth
                                      ----------------                --------------


--------------------------------------------------------------------------------

Remarks/         (Attach additional sheet, if necessary.)
Special
Requests for
additional
Coverage


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

Part I
Application
Continued

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Variable  35.  If available under policy applied for, state Planned Annual Unscheduled
Life           Payment.
Section        $
               ---------------

          36.  Death Benefit Option (if available under policy applied for):
               (See Prospectus for further explanation.)
               [ ] Option 1 (Face Amount)
               [ ] Option 2 (Face Amount plus any Excess Cash Value)

          37.  If available under policy applied for, is the Special      [ ] YES  [ ] NO
               Premium Option elected for premiums in default?

          38.  Account allocations (Whole %) (Minimum 10% in each selected account)*
                                    %             Capital Growth
               ------------------------
                                    %             Money Market
               ------------------------
                                    %             Bond Income
               ------------------------
                                    %             Stock Index
               ------------------------
                                    %             Managed
               ------------------------
                                    %             Fixed Account
               ------------------------
                                    %
               ------------------------           -----------------------------------------
                                 100%             Total
               ------------------------

          39.  Suitability Statement
               by Applicant

               a. Did you receive the
                  prospectus?                                             [ ] YES  [ ] NO
                  (If YES, give date
                  of prospectus.)
                                                  ------------------------

               b. Do you understand that:
                  -- the Option 2 death benefit may increase or decrease  [ ] YES  [ ] NO depending on the policy's investment return, but
                     will never be less than the guaranteed minimum?
                  -- the cash value may increase or decrease depending    [ ] YES  [ ] NO
                     on the policy's investment return?

               c. Do you believe that this policy will meet your          [ ] YES  [ ] NO
                  insurance needs and financial objectives?

     * The Cash Value will be allocated to the Money Market account, for an initial period described on page 1 of the prospectus.

     THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

     THE CASH VALUE MAY INCREASE OR DECREASE IN ACCORDANCE WITH SEPARATE
     INVESTMENT ACCOUNT EXPERIENCE

--------------------------------------------------------------------------------

APP-557-90

Part II
Application

        (Complete only if medical or paramedical exam is not required.)

--------------------------------------------------------------------------------

Family  40.  a. Father        Age             b. Mother          Age
                   if living      at death            if living      at death
                   -----------------------            -----------------------

                   -----------------------            -----------------------
--------------------------------------------------------------------------------

Medical 41. a. Height  ft.      in.   c. Any weight change
Data                   ------------      in  the  past  year? [ ] YES   [ ]NO
                                         If YES:      lbs.    [ ] Gain  [ ]Loss
            b. Weight          lbs.              ---------
                       ------------
--------------------------------------------------------------------------------

         Give details for each YES answer to questions 42         YES     NO
         through 46 in question 47.

         42.  Have you ever been treated for or had any known     [ ]     [ ]
              indication of: frequent fatigue; frequent loss of
              appetite; frequent night sweats; chronic
              diarrhea; enlarged lymph nodes; unexplained
              infections; or unusual skin lesions?

         43.  Have you ever:
              a. Received treatment, advice or counseling from    [ ]     [ ]
                 a physician, other practitioner or an
                 organization for an alcohol problem?
              b. Used cocaine or other drugs except as            [ ]     [ ]
                 prescribed by a physician or licensed
                 practitioner?

         44.  Have you ever been treated for, or been diagnosed   [ ]     [ ]
              by a member of the medical profession as having
              Acquired Immune Deficiency Syndrome (AIDS) or
              AIDS-Related Complex (ARC)?

         45.  Have you ever been treated for or diagnosed as
              having:                                             [ ]     [ ]
              a. Cancer; tumor; or diabetes?                      [ ]     [ ]
              b. High blood pressure; stroke; or disease of
                 heart, blood or circulatory system?              [ ]     [ ]
              c. Any mental or nervous disorder; epilepsy; any
                 muscular or skeletal disorder; or any            [ ]     [ ]
                 paralysis or deformity?
              d. Disease or disorder of: kidneys; lungs;
                 stomach; liver; digestive system; or urinary
                 system?

         46.  Other than above, have you within the past 5        [ ]     [ ]
              years: had a check up or consultation; been a
              patient in a medical facility; or been advised to
              have any diagnostic test, hospitalization or
              surgery?
--------------------------------------------------------------------------------
        47. Give details to each YES answer to questions
            42 through 46.(Attach additional sheet, if
            necessary.)
        -------------------------------------------------------------------
                                 Detail and severity of
                                  condition. Number of
         Ques. # Onset  Recov       attacks. Specific    Physician/Health
         Letter  Mo/Yr  Mo/Yr.         diagnosis,         Facility address
                                  medication/treatment.
        -------------------------------------------------------------------
                                Illness
                                -------------------------
                                Treatment
        -------------------------------------------------------------------
                                Illness
                                -------------------------
                                Treatment
        -------------------------------------------------------------------
                                Illness
                                -------------------------
                                Treatment
        -------------------------------------------------------------------
                                Illness
                                -------------------------
                                Treatment
        -------------------------------------------------------------------

---------------------------------------------------------------------------



APP-557-90

Application
Continued
-------------------------------------------------------------------------------
Company Use
(Additions and
Amendments)
-------------------------------------------------------------------------------
Declarations    GENERAL. To the best of my knowledge and belief the answers recorded are true and complete. In those states where written consent is required by law, my agreement in writing is required to any entry made by the Company in the "Company Use" section as to: (a) age; or (b) plan of insurance; or (c) riders; or (d)
                amounts; or (e) rate class.

                WHEN INSURANCE TAKES EFFECT. If a prepayment is made in connection with this Application, the insurance will take effect as stated in the Prepayment Receipt and Temporary
                Insurance Agreement. Otherwise, the insurance will take effect only when the first premium is paid; provided that at the time of such payment: (a) this Application has been approved by the Company at 501 Boylston Street, Boston, MA; and (b) there has been no change in insurability as represented in this Application since the date of the Application.

                LIMITATION ON AUTHORITY OF AGENTS AND EXAMINERS. Agents and
                Examiners do not have authority: (a) to determine insurability;
                (b) to change any terms of this Application; or (c) to make a contract for the Company.
-------------------------------------------------------------------------------
Authorization   In order that insurance can be issued, I authorize each of the following having records or knowledge of me or my health to give this information to the Company: a medical practitioner; a medical facility; an insurance company; the Medical Information
                Bureau; a consumer reporting bureau; and any other company, concern or person. If insurance on any minor child is applied for this authorization extends to records and knowledge of that child and the child's health. Information received by the
                Company may be disclosed to third parties in the conduct of the
                Company's business.

                I understand that: I have a right of access to and correction of all information obtained by the Company; I can ask to be interviewed with respect to any investigative consumer report;
                and I can ask for a copy of any such report. A photocopy of this authorization is as valid as the original. This
                authorization is valid for 30 months from the date it is
                signed. I have received a Notice of Information Practices; this
                Notice gives a more detailed description of the information practices of the Company.
-------------------------------------------------------------------------------

Signatures      Signed at                             Date
                                  --------------------      -------------------
                                  city      state           month  day   year

                Proposed
                Insured
                                  ---------------------------------------------

                Applicant if
                Other than
                Proposed Insured
                                  ---------------------------------------------

                Agent
                                  ---------------------------------------------

-------------------------------------------------------------------------------

Owner's
Certification
(in lieu       Owner's Social Security or
of W9)         Taxpayer Identification Number:  _____________________________

               [ ] I am [ ] I am not subject to
               backup withholding under
               Section 3406(a)(l)(c) of the Internal
               Revenue Code. Under penalties of perjury, I certify that the information in this section is true, correct and complete.

               Signature
               of Owner _______________________ Date ______________________
                                                     month    day    year

----------------------------------------------------------------------------------


APP-557-90

Agent
Certificate
               (Completion required in every case.)
---------------------------------------------------------------------------------------
Questions   1. Did you see the Proposed Insured on the date                    [ ] YES       [ ] NO
               the application was signed? If NO, explain in
               REMARKS.

            2. Is the Proposed Insured a citizen of the USA?
               If NO, specify: Date of entry                  Type of visa
                                             -------------                     ------------------
                                              mo  day  yr

           3. If Proposed Insured's name has been changed in the past 10 years, give former name(s).

              -----------------------------------------------------------------------------------
           4. Provide phone number where Proposed Insured can
              be contacted.
                                                              -----------------
               Preferred calling time           AM         PM
                                         -------    -------
           5. If Proposed Insured is a juvenile (ages 0 through 14);

              a. Give name and relation of person responsible
                 for support.

              ----------------------------------------------------------
              b. Give Life Insurance in force on above person's life.      ---------------------------------

              c. Are there any other children insured for less                 [ ] YES       [ ] NO
                 than this child?
                 If YES, provide details in REMARKS.

           6. Has a nonmedical been submitted based on expanded nonmedical     [ ] YES       [ ] NO
              limit?
              If YES:
              Date of Physician's                      Who completed
              Exam detailed in APS                     the exam?
                                   --------------                ----------------------------
                                    mo  day  year                Physician's name and address
           7. Do you have knowledge or reason to believe that any insurance or annuity in this or any other company has been or will be replaced
              as a result of this Application for insurance?                   [ ] YES       [ ] NO

           8. Is this Business Insurance?                                      [ ] YES       [ ] NO
              If YES, complete the following:

              a. Describe purpose of insurance.
                 [ ] Key Employee                      [ ] Buy-Sell            [ ] Deferred Compensation
                 [ ] Salary Continuation               [ ] Split Dollar        [ ] Section 162 Bonus Plan
                 [ ] Other (Describe in REMARKS.)
              b. Are other key individuals insured or being insured for        [ ] YES       [ ] NO
                 similar amounts?
                 If NO, state why not.
              c. What percentage of business does the applicant own or control?                            %
                                                                               -----------------------------
              Give names and amount of business coverage in force and/or applied for for all key associates, plus the percentage of ownership in each:

              Name                Amount          %         Name                Amount                %
              ----------------------------------------------------------------------------------------------
                                  $                                             $
              ----------------------------------------------------------------------------------------------
                                  $                                             $
              ----------------------------------------------------------------------------------------------

APP-557-90

Agent
Certificate
Continued    (Completion required in every case.)
-------------------------------------------------------------------------------------------------
                  d. Year Business was established.                                     [______]

                  e. For the Business, provide approximate amount of:
                         Assets            Liabilities          Net Worth           Net Income
                  --------------------------------------------------------------------------------
                  $                   $                    $                   $
                  --------------------------------------------------------------------------------

               9. If Paid Up Additions Rider or FTR was requested, submit copy of Illustration to the home office with Application.

              10. State Source of Funds if $10,000 or greater.
-------------------------------------------------------------------------------------------------

              Complete questions 11 and 12 for Variable Life Only:

              11. Is policyowner associated with a member firm of the NASD? (If YES, give name and address of firm.)

              12. Tax Bracket (%)   [__________]

-------------------------------------------------------------------------------------------------
Remarks
-------------------------------------------------------------------------------------------------
Signature        To the best of my knowledge, I have presented the Company all pertinent facts regarding the Proposed Insured and regarding this Application.


                 Signature
                 of Agent [___________________]                  Date [_____________]
                                                                       month day year
-------------------------------------------------------------------------------------------------
General          If agent of another company,
Agent            give name of company.
Certificate                                                      [____________________]

                 Is agent licensed where
                 Application is written?                          [ ] YES    [ ] NO

                 Signature
                 of General
                 Agent                   [_____________]         Date [_____________]
                                                                       month day year
-------------------------------------------------------------------------------------------------

                                                              Commission Split
   Agent              Agent          Agent       Agency      ------------------------------------
Identification        Name           Number      Number      First       Renewal
                ---------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

For Variable    Accepted for
Life Only       the Company   [________________________]  Date [_____________]
                                                                month day year


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                COMPLETE ABOVE DATA IN ALL CASES FOR PROPER CREDITING OF
                COMMISSIONS